UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	July 21, 2004

Gehl Company
(Exact name or registrant as specified in its charter)

Wisconsin	0-18110	39-0300430
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

143 Water Street, West Bend, Wisconsin 53095
(Address of principal executive offices, including zip code)

(262) 334-9461
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of Gehl Company, dated July 21, 2004.

Item 12.    Results of Operations and Financial Condition.

        On July 21, 2004, Gehl Company issued a press release pre-announcing its financial results for its second quarter ended June 26, 2004. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEHL COMPANY
Date: July 21, 2004	By: /s/ Kenneth P. Hahn
Kenneth P. Hahn
Vice President of Finance and Chief
Financial Officer

GEHL COMPANY

Exhibit Index to Current Report on Form 8-K
Dated July 21, 2004

Exhibit
Number

(99)	Press Release of Gehl Company, dated July 21, 2004.

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